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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  June 14, 2000
                        (Date of earliest event reported)

                          FIRST MANITOWOC BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-25983


WISCONSIN                                                  39-1435359
(State or other jurisdiction                               (I.R.S. Employer
of incorporation)                                          Identification No.)


402 NORTH 8TH STREET
MANITOWOC, WISCONSIN                                       54221
(Address of principal executive offices)                   (Zip Code)




                                  (920)684-6611
              (Registrant's telephone number, including area code)




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ITEM 5.  OTHER EVENTS

         The Board of Directors of Registrant has authorized a 2 for 1 stock split effected in the form of a 100% stock dividend. The dividend distribution is to be made on June 30, 2000 to shareholders of record at the close of business on June 14, 2000. The 100% stock dividend will increase the number of shares issued and outstanding from the present 1,734,317 to an aggregate of 3,468,634.




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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


                                      NONE





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          FIRST MANITOWOC BANCORP, INC.



Date: June 15, 2000                         By:  /s/ Thomas J. Bare
                                                 ------------------------------
                                                 Thomas J. Bare, President